Exhibit 99

                            Rotenberg & Company, LLP
                             1870 Winton Road South
                               Rochester, NY 14618
                                  585-295-2400


January 21, 2004


Mr. George Wimbish,
President Mobile Area Networks, Inc.
2772 Depot Street
Sanford, Florida 32773

Dear Mr. Wimbish:

      This is to confirm that the client-auditor relationship between Mobile Area Networks, Inc.(Commission File Number 333-18439) and Rotenberg & Co. llp has ceased. We have read and agree with the disclosures in Item 4 of the Company's Form 8-K of today's date concerning this change.


Sincerely


/s/ Nicholas R. Bottini
Nicholas R. Bottini